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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 4, 2001

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                       SOMNUS MEDICAL TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

      000-23275                                         77-9423465
(Commission File Number)                    (I.R.S. Employer Identification No.)

                               285 N. Wolfe Road
                              Sunnyvale, CA 94086
                                (408) 773-9121
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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ITEM 5.  OTHER EVENTS

     On May 4, 2001, Somnus Medical Technologies, Inc., a Delaware corporation and Registrant herein, announced the signing of a merger agreement between the Registrant and Gyrus Group PLC. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibit

     The following Exhibit is filed as part of this report:

Exhibit No.      Description
-----------      -----------

99.1             Press Release issued by Somnus Medical Technologies, Inc.
                 on May 4, 2001

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOMNUS MEDICAL TECHNOLOGIES, INC.

Date:  May 8, 2001


                                  By: /s/ John G. Schulte
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                                  Name:   John G. Schulte
                                  Title:  Director, President and Chief
                                          Executive Officer